Investor Update

Boston, Philadelphia, Cincinnati,
Columbus & Cleveland

September 29 – October 1, 2009

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

Except as noted herein, the information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

Great Falls
MONTANA
COLSTRIP UNIT 4
Billings
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE 1
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy
Delivering a Bright Future

who we are…

(1)

As of 6/30/09

(2)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

656,000 customers

392,000 electric

264,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,720 MM (1)

Total Capitalization: $1,638 MM (1)(2)

Total Employees: 1,385 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

NorthWestern’s attributes…

Solid operations

Cost competitive

Above-average reliability

Award-winning customer service

Improving debt ratings and strong balance sheet and liquidity

Secured credit ratings of A-(MT) BBB+(SD) / BBB+ / Baa3

Moody’s has on “positive” outlook

Competitive dividend

Current yield approximately 5.5%

Positive earnings and ROE trend

Colstrip Unit 4 into rates effective Jan. 1, 2009

Delivery services rate case to be filed in MT for electric and nat. gas in October ‘09

Strong cash flows

NOLs provide an effective tax shield until at least 2012

Realistic growth prospects

Electric generation and transmission opportunities

Solid operations with strong growth prospects.

NWE Credit Rating History
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
BB/Ba2/BB
BB-/Ba3/BB-
Investment Grade
2005
2006
2007
2008
2009
S&P Secured
S&P Unsecured
Moody's Secured
Moody's Unsecured
Fitch Secured
Fitch Unsecured

S&P Long Term Issuer Ratings
* S&P ratings not available for parent companies MGEE & UNS
A
A-
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
-
PNM
AVA
BKH
EDE
WR
IDA
NWE
ALE
POR
VVC
MGEE*
UNS*
Avg.

NorthWestern Energy
Delivering a Bright Future

improving credit ratings…

Secured Ratings

S&P                    A-

Moody’s         A3

Fitch                   BBB+

NWE credit ratings
now better than peer
average shown here.

Debt Maturity Schedule

NorthWestern Energy
Delivering a Bright Future

liquidity highlights…

Recently issued $250 million in
First Mortgage Bonds

10 year maturity with interest rate
of 6.34%

Priced $55 million additional First
Mortgage Bonds

30 year maturity at 5.71%

Expect to close in mid-October

Extended unsecured revolver

Maturity date now June 30, 2012

Added $50 million in availability to
increase to $250 million

Total liquidity currently in the
$250 million range

Nearly all long-term debt matures after 2014.

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

(Dollars in 000's)

June 30,

December 31,

2009

2008

Cash

22,963

11,292

Restricted Cash

16,640

14,727

Accounts Receivable, Net

97,962

155,672

Inventories

47,350

70,741

Other Current Assets

75,459

60,985

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

2,104,468

2,093,492

  Total Assets

2,719,970

$

2,762,037

$

Payables

56,121

94,685

Other Current Liabilities

258,520

264,654

Long & Short Term Capital Leases

36,202

37,991

Long & Short Term Debt

868,979

862,056

Other Non-current Liabilities

731,187

739,118

Shareholders' Equity

768,961

763,533

  Total Liabilities and Equity

2,719,970

$

2,762,037

$

Long & Short Term Debt / Total Capitalization

53.1%

53.0%

Cash Flow / Maintenance CapEx
($000)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
CFO
Maintenance CapEx
CFO Less Maintenance CapEx
2005
2006
2007
2008

NorthWestern Energy
Delivering a Bright Future

free cash flow…

Free cash flow available to fund future growth projects.

Annual Dividend Per Share
Dividend Payout Ratio
Dividend Per Share
Dividend Payout Ratio
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006*
2007
2008
* 2006 Payout Ratio adjusted to exclude impacts of Ammondson Verdict ($0.32)

NorthWestern Energy
Delivering a Bright Future

dividend history…

Current yield of approximately 5.5%.

Goal for dividend payout ratio of 60% to 70%.

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

6.0%

7.0%

8.0%

9.0%

10.0%

11.0%

12.0%

2005

2006

2007

2008

NWE Return on Average Equity

Ammondson Verdict

Authorized ROAE's in Utility Industry

return on average equity…

Authorized Return on Average Equity (ROAE) of 10-11% in utility industry.

potential earnings drivers…

2010

Expecting flat volumes

Not impacted like other utilities due to higher mix of
residential/commercial vs. industrial customers

68% Residential and Commercial vs. 32% Industrial and Other

Delivery services rate adjustment expected to take effect 3Q 2010 for rate case to be filed in October 2009

2011

Full year effect of rate adjustment

Mill Creek in rate base starting 2Q 2011

Approximately $10 million annualized contribution to net income

2012 and beyond

Transmission projects to provide additional earnings potential

Near term earnings drivers independent of transmission projects.

regulatory update…

Rate case to be filed 4Q in Montana

Filing to include both electric and natural gas distribution businesses

Based on 2008 test year

Expect decision in 3Q 2010

Mill Creek Generation Station filed with MPSC

MPSC approval in 2Q 2009

Construction underway

Working with FERC for MSTI rate design

FERC encouraged Company to develop MSTI on a cost of service basis by requesting appropriate tariff waivers from existing OATT

FERC acknowledged the need for innovative proposals to develop new transmission projects

Continuing the development of the project without interruption

Establishing constructive regulatory regulations in all jurisdictions.

generation growth highlights…

In service date for Mill Creek Generation Station is 4Q 2010

Mill Creek Generating Unit in Montana

Existing regulating services are
becoming more expensive and scarce

150 MW plant near Anaconda, MT

To be built for regulation services to
balance supply and load for NWE’s
Balancing Area

Rate-based cost of service investment

Estimated to cost approximately
$200 million

MPSC approved plant in 2Q ‘09

Capital structure of 50/50

Authorized ROE of 10.25%

Construction underway

Artist rendering of completed plant.

MONTANA
IDAHO
Great Falls Area
Judith Gap Area
Townsend Area
Butte/Ennis Area
Broadview Area
TAFT
HOT SPRINGS
GREAT FALLS
JUDITH GAP AUTO
MISSOULA
GARRISON
HELENA
TOWNSEND
ANACONDA
BUTTE
THREE RIVERS
BOZEMAN
BROADVIEW SWYD
ALKALI CREEK
BILLINGS
COLSTRIP
MIDPOINT
BRADY
BORAH
POCATELLO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line

NorthWestern Energy
Delivering a Bright Future

our proposed transmission projects…

Potential Transmission Delivery in Montana
Capacity (MW)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Feb '08
June '09

NorthWestern Energy
Delivering a Bright Future

generation plans shifting to wind…

New generation in Montana mostly wind and will need to find an end user.

Wind Electricity Potential
(GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 9,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Wind Power Classification
Wind Power Class
Resource Potential
Wind Power Density at 50 m W/m²
Wind Speed* at 50 m m/s
Wind Speed* at 50 m mph
3 Fair 300 - 400 6.4 - 7.0 14.3 - 15.7
4 Good 400 - 500 7.0 - 7.5 15.7 - 16.8
5 Excellent 500 - 600 7.5 - 8.0 16.8 - 17.9
6 Outstanding 600 - 800 8.0 - 8.8 17.9 - 19.7
7 Superb 800 - 1600 8.8 - 11.1 19.7 - 24.8
*Wind speeds are based on a Weibull k value of 2.0
NREL
U.S. Department of Energy
National Renewable Energy Laboratory

NorthWestern Energy
Delivering a Bright Future

supply – Montana wind potential…

Very strong wind regime in Montana.

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

demand – renewable standards…

The current renewable percentage of NorthWestern’s
electric supply in Montana is a little more than 8%.

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line by 500-600 MWs

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

NorthWestern announced joint
development agreement with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Bonneville Power Authority

Cost estimate of ourportion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Collector System Example
Existing 500 kV CTS
Existing 500 kV BPA
Existing 230 kV
Collector
MSTI 500 kV
Mid Point, ID

NorthWestern Energy
Delivering a Bright Future

transmission project developments…

In service date in 2014.

230 kV “Collector System”

Provides gathering system for
new generation to access
MSTI and network system
benefits

Our project with no partners

In 2Q ’09, FERC approved
NorthWestern’s proposal to
directly assign the cost of the
project to the generators

The FERC found that the
project is an innovative
proposal

Cost estimate of “collector”
project = $200M

Alternative Routes
Idaho Routes - Stateline to Midpoint
MONTANA
IDAHO
WYOMING
Butte
Dillon
Idaho Falls
Pocatello
Twin Falls
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments cont’d…

Provides additional capacity on a
historically constrained path, and
connects expanding new
renewable markets in Idaho, Utah
and the Southwest U.S.

Total project cost estimated from
$800 million to $1 billion

Considering strategic partners

Plan to be operational in 2014

Continuing filings with FERC

Open Season to be conducted

Start construction 2011

For current information:
www.MSTI500kV.com

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip 500 KV upgrade
230 kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy

Delivering a Bright Future

capex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary
capex is funded 100%
by free cash flow.

Company doesn’t anticipate
needing equity unless we
proceed with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
early 2014 and capex has
been modified accordingly.

Non-discretionary

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generation Station

200

$

to

200

$

10.0

$

to

10.0

$

Dec 2010

Colstrip 500 kV transmission upgrade **

$

to

75

$

2.5

$

to

3.8

$

Jan 2012

South Dakota Peaking generation

$

to

$

3.8

$

to

4.5

$

Jan 2013

230 kV Wind Collector system

$

to

$

7.5

$

to

10.0

$

Jan 2014

MSTI transmission line

800

$

to

1,000

$

40.0

$

to

50.0

$

Jan 2014

Totals

1,275

$

to

1,565

$

63.8

$

to

78.3

$

*  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 30% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

growth project milestones ’09 & ’10…

Mill Creek

         2009

Expect decision from  the MPSC (APPROVED)    Q2

Begin construction                                                                              Q3

500 kV upgrade

2009

Complete engineering and planning studies           Q4

WECC regional planning process begins                    Q4

Finalize commercial terms w/partners                          Q4

230 kV Collector system

2009

Information meeting with customers                             Q2

FERC ruling allowing  “open season”                             Q2

Conduct “open season”                                                                Q4

Complete commercial terms                                                  Q4

MSTI

2009

Continue discussions w/possible JV partner         Q4

Work with FERC to clarify filings process                    Q4

Conduct “open season”/commercial terms            Q4

EIS draft for public review due                                                 Q4

Mill Creek

       2010

Complete construction                                                                    Q4

Start up, commissioning and completion                  Q4

500 kV upgrade

2010

Run subscription process                                                          Q1

Complete regional planning process                             Q4

Begin construction                                                                             Q4

230 kV Collector system

2010

WECC regional planning process                                        Q2

Siting and permitting process begins                           Q3

MSTI

            2010

Draft EIS  Q1

Record of decision                                                                               Q3

Begin right of way procurement                                           Q4

Final Engineering                                                                                    Q4

economic environment…

Worst national recession for past 25 years:

MT, SD, and NE better than a lot of areas

NE, SD, and MT have the 2ndlowest, 3rdlowest, and 8thlowest
unemployment respectively

Due to the current recession, many companies are:

reducing staff (# of unemployed nationally increased 5.5 million over the past year),

reducing capital spends,

freezing pensions,

reducing salaries

capital spending is being reduced as well across the nation

Our Company has been impacted by:

reduced transmission OASIS sales,

lower SD wholesale pricing due to market demand,

increased pension funding and costs due to market conditions weather

Unemployment rates by state, seasonally adjusted, June 2009

(U.S. rate = 9.5 percent)

MT= 6.4%
8th Lowest
ND = 4.2%
Lowest
MI =15.2%
Highest
OR= 12.2%
49th
ID=
8.4%
WY = 5.9%
4th Lowest
SD = 5.1%
3rd Lowest
NV= 12.0%
47th
NE = 5.0%
2nd Lowest
CA=
11.6%
10.0% or over
7.0% to 9.9%
6.0% to 6.9%
5.0% to 5.9%
4.0% to 4.9%
3.0% to 3.9%
2.0% to 2.9%
1.9% or below

SOURCE: Bureau of Labor Statistics
Local Area Unemployment Statistics

NorthWestern Energy
Delivering a Bright Future

our service territory…

2009 results through June…

Earnings guidance range for 2009 reduced to $1.75 - $1.85 on the earnings call on July 29, 2009 and is not being updated here.

Gross Margin increased
mainly due to transfer of
interest in CU4 into regulated
electric and offset by reduced
wholesale revenues

OG&A increased mainly due
to higher pension ($5.1M),
labor and benefits ($4.9M),
and insurance reserves
($2.6M)

Property and other taxes
decreased due to lower
property assessments.

Depreciation increased
primarily due to 2008 plant
additions.

Interest Expense increased
primarily due to increased
debt outstanding

Unaudited (Dollars in 000's)

2009

2008

Variance

Operating Revenues

606,616

662,481

(55,865)

Cost of Sales

314,850

378,438

(63,588)

Gross Margin

291,766

284,043

7,723

Operating Expenses

    OG&A Expense

126,317

113,937

12,380

    Property and other taxes

42,535

44,180

(1,645)

    Depreciation

44,982

42,316

2,666

Total Operating Expenses

213,834

200,433

13,401

Operating Income

77,932

83,610

(5,678)

Interest Expense

(33,136)

(31,849)

(1,287)

Investment Income and Other

789

422

Income Before Taxes

45,585

52,183

(6,598)

Income Taxes

(16,674)

(19,229)

2,555

Net Income

28,911

32,954

(4,043)

Six Months Ended June 30,

summary…

Value

Dividend yield of approx. 5.5%

Strong financial profile

All debt is investment grade rated

Strong cash flows from operations and NOLs expected into 2012

Improving regulatory relationships

Opportunity for growth

Montana rate case to be filed in October 2009

expecting a rate increase

expect new rates effective during 3Q 2010

Possibility of increasing rate base on growth projects with
investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Current value with growth opportunities.